SUPPLEMENT DATED FEBRUARY 23, 2004 TO THE
                                                          VINTAGE ACCESS ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003
                                                  SUPPLEMENTED DECEMBER 31, 2004

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Vintage Access Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

1.   GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

The Guaranteed Minimum Withdrawal Benefit section is deleted in its entirety and replaced with the following.

"For an additional charge, you may elect GMWB, a living benefit that guarantees return of your remaining benefit base ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below, regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You may elect the benefit at the time you purchase your Contract or, as of February 23, 2004, you may elect to add the benefit to your Contract at any time after your Contract Date. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner. We reserve the right to not offer the benefit in the future.

If you elect the benefit at the time you purchase your Contract, your initial Purchase Payment is used to determine your initial RBB. If you elect to add the benefit to your Contract after your Contract Date, your Contract Value on the date you elect the benefit is used to determine your initial RBB. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after the effective date of your GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after the effective date of your GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted.

Your RBB and AWB will not change unless you make subsequent Purchase Payments, take withdrawals from your Contract, or reset your RBB as described below.

If you make subsequent Purchase Payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent Purchase Payment plus the subsequent Purchase Payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent Purchase Payment, plus either 5% or 10% of the subsequent Purchase Payment, depending on when you have taken your first withdrawal.

If you elect the benefit at the time you purchase your Contract, aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

If you elect to add the benefit to your Contract after your Contract Date, the Contract Value on the GMWB effective date plus any subsequent Purchase Payments made after you elect the benefit over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the Contract Value on the GMWB effective date and/or reset plus subsequent cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments if the subsequent Purchase Payments would cause the RBB to be greater than the maximum RBB. We reserve the right to restrict the maximum RBB on resets if the Contract Value on the date of the reset would cause the RBB to be greater that the maximum RBB. Contract Value plus subsequent Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary (or for Contract Owners who elect GMWB after the Contract Date, the "GMWB election anniversary"), including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary (or GMWB election anniversary), including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000 (or for Contract Owners who elect GMWB after the Contract Date, your Contract Value on the GMWB effective date is $100,000), your age is less than 70, and a withdrawal of $10,000 is taken in Contract year two (or GMWB election year two):

------------------ --------------------------------------------------- -----------------------------------------------
                             Assumes 15% gain on investment                    Assumes 15% loss on investment
------------------ --------------------------------------------------- -----------------------------------------------
                   Contract                                            Contract
                     Value            RBB               AWB (5%)         Value           RBB             AWB (5%)
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------
Values As Of
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------
Contract date (or
GMWB effective
date)               $100,000        $100,000             $5,000        $100,000        $100,000           $5,000
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------
Immediately
prior to
withdrawal,
contract year (or
GMWB election
year) two           $115,000        $100,000             $5,000         $85,000        $100,000           $5,000
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------
Immediately
after withdrawal,                   $91,304              $4,565                        $88,235            $4,412
contract year (or
GMWB election                  [100,000 - (100,000  [5,000 - (5,000               [100,000 - (100,000  [5,000- (5,000
year) two            $105,000   x10,000/115,000)]   x10,000/115,000)]   $75,000     x10,000/85,000)]   x10,000/85,000)]
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------
Change in Value
Due to Withdrawal
(Partial Surrender
Reduction)          $10,000          $8,696               $435          $10,000        $11,765             $588
------------------ ----------- ------------------- ------------------- ---------- ------------------- ----------------

You may choose to reset your RBB to equal your current Contract Value any time on or after the 5th Contract Date anniversary if you elect the benefit at the time you purchase your Contract (or on or after the 5th GMWB election anniversary). Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your 3rd Contract Date anniversary (or your 3rd GMWB election anniversary), your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your 3rd Contract Year (or after your 3rd GMWB election anniversary), your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a Contract anniversary (or GMWB election anniversary).

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner."

2.   DEATH BENEFIT

The last paragraph before the Enhanced Stepped-Up Provision ("E.S.P.") in the Death Benefit section is deleted in its entirety and replaced with the following.

"If you elect GMWB at the time you purchase your Contract, and your death benefit is equal to a return of your Purchase Payments reduced by any applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. Instead, if you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted.

Likewise, if you elect GMWB after your Contract Date, and your death benefit is equal to a return of your Purchase Payments reduced by any applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit as of the date you elect the GMWB. Instead, if you have made withdrawals under your contract after you have elected GMWB, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted."







                                                                         L-23155

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